                                    SOUTHERN CALIFORNIA EDISON COMPANY

                                             POWER OF ATTORNEY

                  The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, STEPHEN E. PICKETT, THOMAS M. NOONAN,
W. JAMES SCILACCI, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, TIMOTHY W. ROGERS,
ALLEN E. KELINSKY, RAYNA M. MORRISON, BONITA J. SMITH, PEGGY A. STERN, POLLY L. GAULT, and DOUGLAS G. GREEN, or
any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2001,
Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2002, any Current Reports on
Form 8-K from time to time during 2002 and through February 20, 2003, or in the event this Board of Directors does not meet on February 20, 2003, through the next succeeding date on which this Board holds a regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the
Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.
                  Executed at Rosemead, California, as of this 21st day of February, 2002.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY

                                                 By:      Alan J. Fohrer
                                                          ---------------------------
                                                          Alan J. Fohrer
                                                          Chairman of the Board
                                                          and Chief Executive Officer

Attest:

BEVERLY P. RYDER
---------------------------
BEVERLY P. RYDER
Secretary

                                      2002 Southern California Edison Company
                                       10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

Alan J. Fohrer
----------------------------
Alan J. Fohrer                                                    Chairman of the Board,
                                                                  Chief Executive Officer, and Director

Principal Financial Officer:

W. James Scilacci
----------------------------
W. James Scilacci                                         Vice President and Chief
                                                                  Financial Officer

Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                                          Vice President and Controller

Additional Directors:

Warren Christopher                     Director               Ronald L. Olson                     Director
--------------------------------------                        -----------------------------------
Warren Christopher                                            Ronald L. Olson

Joan C. Hanley                         Director               James M. Rosser                     Director
--------------------------------------                        -----------------------------------
Joan C. Hanley                                                James M. Rosser

Carl F. Huntsinger                     Director               Robert H. Smith                     Director
--------------------------------------                        -----------------------------------
Carl F. Huntsinger                                            Robert H. Smith

Charles D. Miller                      Director               Thomas C. Sutton                    Director
--------------------------------------                        -----------------------------------
Charles D. Miller                                             Thomas C. Sutton

Luis G. Nogales                        Director               Daniel M. Tellep                    Director
--------------------------------------                        -----------------------------------
Luis G. Nogales                                               Daniel M. Tellep